UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2018

Financial Gravity Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-144504	20-4057712
(Commission File Number)	(IRS Employer Identification No.)

800 N. Watters Rd., Suite 120, Allen, Texas 75013

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (469) 342-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) & (d) Effective August 26, 2018, Financial Gravity Companies, Inc. (the “Company”) added four new members to its Board of Directors: David Meyer, Michael Ashby, Todd Bourgeois, and Debbie Buckner. Debbie Buckner, age 55, has also assumed the roles of President and Chief Operating Officer.

Also, on August 26, 2018, Mr. Dan Sundby stepped down from the Board, and as President of the Company, to focus his energies on his continuing role as Chief Sales Officer of the Company.

***

Immediately prior to joining the Company, Ms. Buckner served as Chief Operations Officer for CDR Electronics, a retail provider of consumer electronics, based in Oklahoma City. Ms. Buckner served in that role since 2017 and during her tenure, re-engineered the company’s organizational foundation to create clarity, discipline and accountability. She also exceeded the annual budget, and successfully led the implementation of several major company-wide initiatives. From 2016 to 2017, Ms. Buckner served as an independent consultant and coach, working in McKinney, Texas through two organizations: IRIO – with a focus on technology & experiential marketing; and Nicka & Associates – with a focus on medical coding, compliance and education. From 2005 to 2015, Ms. Buckner worked for Crossmark, a sales and marketing services company in the consumer goods and services industry, based in Plano, Texas. In her most recent role for Crossmark, Ms. Buckner served as Vice President of Operations (Training & Development/Support Services/Client Operations). During her service in that senior role, Ms. Buckner led the company’s Learning Management System implementation for 30,000 field-based employees, as well as several other key initiatives having direct P&L impact.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Gravity Companies, Inc.
(Registrant)

By:	/s/ John Pollock
Name: John Pollock Title: Chairman/Chief Executive Officer

Date: September 19, 2018

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